===============================================================================
THE STRONG
OPPORTUNITY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1998


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Opportunity Fund II...........................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11


                                [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 8302H98

==============================
THE STRONG OPPORTUNITY FUND II
==============================

THE GAP IN PERFORMANCE BETWEEN LARGE STOCKS AND SMALL STOCKS THAT HAS BEEN NOTABLE IN RECENT YEARS GREW TO NEAR-HISTORIC PROPORTIONS.

The Strong Opportunity Fund II seeks capital growth by investing at least 70% of its assets in equity securities. The Fund has an emphasis on medium-size companies that the Fund's advisor believes are under-researched and attractively valued.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 6-30-98
[PIE CHART]

Stocks                       85.5%
Short-Term Investments       13.7%
Bonds                         0.8%

The Fund's asset allocation does
not reflect any futures or options
positions held by the Fund.
==================================

ASIA-THE SECOND WAVE
In the first quarter, investors downplayed the economic crisis in Southeast Asia as a mere bump in the road resulting in strong performance for both large-cap and small-cap stocks. Interestingly, as investors gained more confidence in the world economies and subsequently the U.S. stock market, large stock liquidity seemed to play a lesser role. Investors were attracted to the fundamental valuation of small companies as well as large companies.

============================================
                TOP FIVE SECTORS
============================================
                 As of 6-30-98

SECTOR                       % OF NET ASSETS
--------------------------------------------
Technology                             19.9%
 ............................................
Financial                              14.4%
 ............................................
Consumer Cyclical                      13.7%
 ............................................
Energy                                 10.5%
 ............................................
Retail                                  8.3%
 ............................................

Please see the Schedule of Investments in
Securities for a complete listing of the
Fund's portfolio.
============================================

The second quarter of 1998 mirrored the fourth quarter of 1997. The Asian crisis reared its head with the original six Southeast Asian markets making new lows while the world focus shifted to a more ominous factor, the potential of severe financial distress in Japan. Concern with the overall Asian outlook began to impact the U.S. market in late April and was followed up by tangible negative effects on actual corporate earnings as a number of companies pre-announced bad earnings in June. The overall impact on the U.S. markets was mixed. Investors rotated out of most stocks into a narrow band of large cap growth stocks represented in the S&P 500. The result was a 4.66% decline in the Russell 2000(reg.tm) and a 3.30% increase in the S&P 500.(*)

A NARROW MARKET
In response to these heightened fears, investors rotated out of most stocks, heading for the perceived stability of the largest companies in the S&P 500. As a result, the gap in performance between large stocks and small stocks that has been notable in recent years grew to near-historic proportions, reaching 9 percentage points in the second quarter. For the six months ended June 30, 1998, the S&P 500 Stock Index returned 17.71%, while the Fund's benchmark, the S&P MidCap 400 Stock Index, went up a more subtle 8.64%. Despite this yawning gap, the Fund was able to register a return of 13.42% for the period, bettering its benchmark by a healthy margin.(1)*

The market's gains were even more narrowly concentrated than the S&P 500; just 10 stocks accounted for more than half the index's returns.

CONTINUING OUR FOCUS ON RESEARCH
Rather than chase this current trend, we believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the stock price. If the cost of the company's stock reflects a lower price than this private value, we will consider adding it to the portfolio.

To be successful with our investment approach, we apply an intensive research process, of which direct company visits are vital. During the first half of the year, the Fund identified a number of areas where private value was not being reflected in companies' stock prices.

In particular, the Fund continued to benefit from outperformance by many of its holdings in media--a sector we overweighted in the portfolio. Cable and cellular stocks benefited from further consolidation in those industries. Among our

==============================================================
                   FIVE LARGEST STOCK HOLDINGS
==============================================================
                          As of 6-30-98
                                                      % OF NET
SECURITY                   INDUSTRY                     ASSETS
--------------------------------------------------------------
Tele-Communications, Inc.  Media-Radio/TV                 3.5%
 ..............................................................
MediaOne Group, Inc.       Telecommunication Service      1.9%
 ..............................................................
Cox Communications, Inc.   Media-Radio/TV                 1.7%
 ..............................................................
Comcast Corporation        Media-Radio/TV                 1.7%
 ..............................................................
Enron Corporation          Natural Gas Distribution       1.6%
 ..............................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
==============================================================
strong-performing stocks in this area were Cable and Wireless, Tele-Communications, Inc., and MediaOne Group.

LOOKING AHEAD
We are optimistic that the second half of the year should lead to improved relative performance for many mid-cap companies. Although the economic crisis in Southeast Asia is far from a positive force, it has helped to bolster the U.S. dollar. Historically, a stronger dollar has helped small companies' relative performance by putting pressure on the earnings of large multinational companies that make much of their profits overseas. In the coming months, we believe investors will focus on smaller companies, which typically derive more of their earnings at home.

Two sectors that appear to have been beaten down to unsustainably low relative valuations are energy and technology. Energy, in particular, has suffered unduly from lower oil prices. We anticipate a rebound in these stocks in the second half of the year.

Many technology stocks have also been severely depressed and may more fully than the rest of the market reflect the negative impact of Asia on profits. Consequently, we think the downside for these stocks may be lower than for the market as a whole and are starting to increase our underweighted position.

Thank you for your investment in the Strong Opportunity Fund II. We appreciate your confidence in our investment approach.

[PHOTO OF RICHARD TRENT WEISS AND MARINA CARLSON]

Sincerely,

/s/ Richard Trent Weiss
Richard T. Weiss

/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 5-8-92 to 6-30-98
[GRAPH]

                        THE STRONG
                       OPPORTUNITY       S&P 500       Lipper Growth
                         FUND II       Stock Index*     Funds Index*
        4-92             10,000          10,000           10,000
        12-92            11,617          10,680           10,922
        12-93            14,541          11,756           12,230
        12-94            15,064          11,912           12,038
        12-95            18,953          16,388           15,969
        12-96            22,393          20,151           18,768
        12-97            28,093          26,874           24,030
        6-98             31,862          31,633           27,772

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

                                              =================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                              =================================
                                                        As of 6-30-98

                                                       1-YEAR            28.32%

                                                       3-YEAR            23.20%

                                                       5-YEAR            19.36%

                                              SINCE INCEPTION            20.74%
                                                  (on 5-8-92)
                                              =================================

-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. Source of the S&P index data and Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                      Shares or
                                                      Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 85.2%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                         1,053,000    $ 1,129,962

AUTO & TRUCK PARTS 1.6%
The Goodyear Tire & Rubber Company                       73,100      4,710,381
Magna International, Inc. Class A                       158,000     10,842,750
                                                                   -----------
                                                                    15,553,131
BANK - MONEY CENTER 4.3%
Banca di Roma (b)                                       540,000      1,089,399
BankAmerica Corporation                                 145,000     12,533,437
Banque Nationale de Paris                                 6,000        489,028
Chase Manhattan Corporation                             180,000     13,590,000
Nordbanken Holding AB                                   170,000      1,244,136
Toronto-Dominion Bank                                   265,000     12,044,634
UBS AG - Registered Shares (b)                            1,750        649,342
                                                                   -----------
                                                                    41,639,976
BANK - SUPER REGIONAL 1.8%
Mellon Bank Corporation                                  85,000      5,918,125
Norwest Corporation                                     310,000     11,586,250
                                                                   -----------
                                                                    17,504,375
CHEMICAL - SPECIALTY 2.4%
Praxair, Inc.                                           244,000     11,422,250
Solutia, Inc.                                           415,000     11,905,313
                                                                   -----------
                                                                    23,327,563
COMPUTER - PERIPHERAL EQUIPMENT 3.0%
American Power Conversion Corporation (b)               430,000     12,900,000
Quantum Corporation (b)                                 525,000     10,893,750
Seagate Technology, Inc. (b)                            233,000      5,548,313
                                                                   -----------
                                                                    29,342,063
COMPUTER - PERSONAL & WORKSTATION 2.7%
Hewlett-Packard Company                                 178,000     10,657,750
Sun Microsystems, Inc. (b)                              345,000     14,985,938
                                                                   -----------
                                                                    25,643,688
COMPUTER SOFTWARE 0.6%
Sybase, Inc. (b)                                        790,000      5,505,313

DIVERSIFIED OPERATIONS 1.5%
Whitman Corporation                                     633,000     14,519,438

ELECTRIC POWER 1.6%
NIPSCO Industries, Inc.                                 538,000     15,064,000

ELECTRONIC PARTS DISTRIBUTION 1.3%
Arrow Electronics, Inc. (b)                             380,000      8,265,000
Marshall Industries (b)                                 162,900      4,439,025
                                                                   -----------
                                                                    12,704,025
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.4%
AVX Corporation                                         570,000      9,155,625
General Motors Corporation Class H                      302,000     14,231,750
                                                                   -----------
                                                                    23,387,375
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.9%
KLA-Tencor Corporation (b)                              440,000     12,182,500
Solectron Corporation (b)                               298,000     12,534,625
Texas Instruments, Inc.                                 221,000     12,887,063
                                                                   -----------
                                                                    37,604,188
FOOD 4.5%
ConAgra, Inc.                                           445,000     14,100,937
Nestle SA Sponsored ADR                                 127,000     13,589,000
Unilever NV                                             195,000     15,392,812
                                                                   -----------
                                                                    43,082,749
HEALTHCARE - MEDICAL SUPPLY 1.1%
Sybron International Corporation (b)                    412,000     10,403,000

HEALTHCARE - PATIENT CARE 2.5%
Tenet Healthcare Corporation (b)                        388,100     12,128,125
United Healthcare Corporation (b)                       185,000     11,747,500
                                                                   -----------
                                                                    23,875,625
HOUSEHOLD APPLIANCES & FURNISHINGS 0.9%
Rubbermaid, Inc.                                        271,600      9,013,725

HOUSING RELATED 1.2%
U.S. Industries, Inc.                                   485,000     12,003,750

INSURANCE - DIVERSIFIED 1.3%
CIGNA Corporation                                       189,000     13,041,000

INSURANCE - MULTI-LINE 0.1%
Skandia Forsakrings AB                                   75,000      1,069,619

INSURANCE - PROPERTY & CASUALTY 4.1%
ACE, Ltd.                                               330,000     12,870,000
American International Group, Inc.                       90,000     13,140,000
Hartford Financial Services Group, Inc.                 110,000     12,581,250
Scor                                                     15,000        949,100
                                                                   -----------
                                                                    39,540,350
MEDIA - PUBLISHING 1.2%
The E.W. Scripps Company Class A                        220,100     12,064,231

MEDIA - RADIO/TV 8.6%
Cable & Wireless Communications PLC (b)                 284,000      2,874,053
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     264,000     13,200,000
Comcast Corporation Class A                             405,000     16,440,469
Cox Communications, Inc. Class A (b)                    347,300     16,822,344
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                          462,000     17,931,375
Tele-Communications, Inc. TCI Group Series A (b)        415,000     15,951,562
                                                                   -----------
                                                                    83,219,803
NATURAL GAS DISTRIBUTION 2.9%
Columbia Gas Systems, Inc.                              213,000     11,848,125
Enron Corporation                                       292,000     15,786,250
                                                                   -----------
                                                                    27,634,375
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 5.0%
Barrett Resources Corporation (b)                       297,000     11,118,937
Devon Energy Corporation                                292,500     10,219,218
Noble Affiliates, Inc.                                  290,000     11,020,000
Ocean Energy, Inc. (b)                                  322,700      6,312,819
Union Pacific Resources Group, Inc.                     530,000      9,308,125
                                                                   -----------
                                                                    47,979,099
OIL - NORTH AMERICAN INTEGRATED 1.1%
USX-Marathon Group                                      319,000     10,945,688

OIL WELL EQUIPMENT & SERVICE 4.4%
BJ Services Company (b)                                 400,500     11,639,531
Cooper Cameron Corporation (b)                          211,200     10,771,200
EVI Weatherford, Inc. (b)                               293,900     10,911,038
R&B Falcon Corporation (b)                              414,000      9,366,750
                                                                   -----------
                                                                    42,688,519
PERSONAL & COMMERCIAL LENDING 1.5%
Household International, Inc.                           285,000     14,178,750

PRECIOUS METAL/GEM/STONE 0.9%
Barrick Gold Corporation                                445,200      8,542,275

-------------------------------------------------------------------------------
                                                     Shares or
                                                     Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
REAL ESTATE 1.3%
Ayala Land, Inc.                                      1,083,600   $    313,330
Post Properties, Inc.                                   155,000      5,967,500
Security Capital Pacific Trust                          240,000      5,400,000
Shortland Properties, Ltd.                            1,041,000        350,775
                                                                  ------------
                                                                    12,031,605
RETAIL - DEPARTMENT STORE 2.6%
Federated Department Stores, Inc. (b)                   248,000     13,345,500
May Department Stores Company                           171,600     11,239,800
                                                                  ------------
                                                                    24,585,300
RETAIL - FOOD CHAIN 1.2%
The Kroger Company (b)                                  278,000     11,919,250

RETAIL - MAJOR CHAIN 3.0%
Kmart Corporation (b)                                   685,000     13,186,250
Sears Canada, Inc.                                      191,000      3,559,693
Toys 'R' Us, Inc. (b)                                   505,000     11,899,063
                                                                  ------------
                                                                    28,645,006
RETAIL - SPECIALTY 1.5%
Cortefiel SA                                             20,000        436,653
Office Depot, Inc. (b)                                  460,000     14,518,750
                                                                  ------------
                                                                    14,955,403
TELECOMMUNICATION EQUIPMENT 0.0%
Harmonic Lightwaves, Inc. (b)                             9,900        152,213

TELECOMMUNICATION SERVICE 6.0%
AirTouch Communications, Inc. (b)                       245,000     14,317,187
MediaOne Group, Inc. (b)                                420,000     18,453,750
Omnipoint Corporation (b)                               560,000     12,845,000
Paging Network, Inc. (b)                                877,000     12,278,000
                                                                  ------------
                                                                    57,893,937
TELEPHONE 1.1%
Telephone & Data Systems, Inc.                          266,600     10,497,375
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $635,053,440)                            822,887,744
------------------------------------------------------------------------------

PREFERRED STOCKS 0.3%
Henkel KGaA-Vorzug                                       22,000      2,171,893
Telecom Italia Spa                                      135,000        655,595
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,781,317)                             2,827,488
------------------------------------------------------------------------------

CORPORATE BONDS 0.8%
Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00             $  7,600,000      7,638,000
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $7,586,396)                              7,638,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.6%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                              252,800        252,800
Johnson Controls, Inc., 5.26%                           892,000        892,000
Warner Lambert Company, 5.25%                               100            100
                                                                  ------------
                                                                     1,144,900
REPURCHASE AGREEMENTS 13.5%
ABN-AMRO Chicago Corporation (Dated 6/30/98),
  5.75%, Due 7/01/98 (Repurchase proceeds
  $126,520,205); Collateralized by:  $300,067,000
  United States Treasury Strips, Zero %, Due
  2/15/05 - 5/15/19 (Market Value $129,222,254)(c)  126,500,000    126,500,000
Cantor Fitzgerald & Company, Inc. (Dated 6/30/98),
  5.68%, Due 7/01/98 (Repurchase proceeds
  $3,800,600); Collateralized by: $3,819,000 United
  States Treasury Bonds, 5.375%, Due 2/15/01
  (Market Value $3,876,285)  (c)                      3,800,000      3,800,000
                                                                  ------------
                                                                   130,300,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $131,444,900)                   131,444,900
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $775,866,053) 99.9%          964,798,132
Other Assets and Liabilities, Net 0.1%                               1,409,044
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $966,207,176
==============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                       Contracts     Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --      $       --
Options written during the period                        3,175       1,586,975
Options closed                                            (700)       (427,552)
Options expired                                             --              --
Options exercised                                           --              --
                                                         -----      ----------
Options outstanding at end of period                     2,475      $1,159,423
                                                         =====      ==========

Closed options resulted in a capital gain of $191,779.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                       Value
                                                        Contracts    (Note 2)
-------------------------------------------------------------------------------
AirTouch Communications, Inc. (Strike Price is $50.00.
Expiration date is 10/16/98. Premium Received $439,143.)   750      ($750,000)

Comcast Corporation Class A (Strike Price is $32.50.
Expiration date is 10/16/98. Premium Received $162,149.)   425       (467,500)

Mellon Bank Corporation (Strike Price is $70.00.
Expiration date is 9/18/98. Premium Received $427,298.)    850       (451,562)

Tele-Communications, Inc. Class A (Strike Price is $35.00.
Expiration date is 10/16/98. Premium Received $130,833.)   450       (227,813)


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See note 2(H) of notes to financial statements.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $775,866,053)     $964,798,132
  Receivable for Securities Sold                                    5,772,714
  Dividends and Interest Receivable                                   567,625
  Other Assets                                                         57,335
                                                                 ------------
  Total Assets                                                    971,195,806

LIABILITIES:
  Payable for Securities Purchased                                  2,951,166
  Written Options, at Value (Premiums Received of $1,159,423)       1,896,875
  Accrued Operating Expenses and Other Liabilities                    140,589
                                                                 ------------
  Total Liabilities                                                 4,988,630
                                                                 ------------
NET ASSETS                                                       $966,207,176
                                                                 ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $711,481,728
  Undistributed Net Investment Income                                 593,181
  Undistributed Net Realized Gain                                  65,937,748
  Net Unrealized Appreciation                                     188,194,519
                                                                 ------------
  Net Assets                                                     $966,207,176
                                                                 ============
Capital Shares Outstanding (Unlimited Number Authorized)           44,447,520

NET ASSET VALUE PER SHARE                                              $21.74
                                                                       ======

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME:
  Dividends - Unaffiliated Issuers                               $  3,076,845
  Dividends - Affiliated Issuers                                      359,349
  Interest                                                          2,442,216
                                                                 ------------
  Total Income                                                      5,878,410

EXPENSES:
  Investment Advisory Fees                                          4,509,509
  Custodian Fees                                                       36,665
  Shareholder Servicing Costs                                         711,608
  Other                                                                27,446
                                                                 ------------
  Total Expenses                                                    5,285,228
                                                                 ------------
NET INVESTMENT INCOME                                                 593,182

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                     67,657,494
   Futures Contracts and Options                                      188,893
   Foreign Currencies                                                  (2,808)
                                                                 ------------
   Net Realized Gain                                               67,843,579

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                     43,952,008
   Futures Contracts and Options                                     (737,452)
   Foreign Currencies                                                 142,005
                                                                 ------------
   Net Change in Unrealized Appreciation/Depreciation              43,356,561
                                                                 ------------
NET GAIN                                                          111,200,140
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $111,793,322
                                                                 ============

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                SIX MONTHS ENDED   YEAR ENDED
                                                  JUNE 30, 1998   DEC. 31, 1997
                                                ----------------  -------------
                                                   (UNAUDITED)
OPERATIONS:
  Net Investment Income                            $    593,182   $  2,571,030
  Net Realized Gain                                  67,843,579    110,951,151
  Net Change in Unrealized Appreciation/
    Depreciation                                     43,356,561     49,558,727
                                                   ------------   ------------
  Net Increase in Net Assets Resulting from
    Operations                                      111,793,322    163,080,908

DISTRIBUTIONS:
  From Net Investment Income                           (303,495)    (2,571,030)
  In Excess of Net Investment Income                         --       (162,663)
  From Net Realized Gains                          (111,831,141)   (60,859,506)
                                                   ------------   ------------
  Total Distributions                              (112,134,636)   (63,593,199)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                         117,944,966    210,554,869
  Proceeds from Reinvestment of Distributions       112,120,187     63,573,723
  Payment for Shares Redeemed                       (98,725,385)  (170,348,393)
                                                   ------------   ------------
  Increase in Net Assets from Capital Share
    Transactions                                    131,339,768    103,780,199
                                                   ------------   ------------
TOTAL INCREASE IN NET ASSETS                        130,998,454    203,267,908

NET ASSETS:
  Beginning of Period                               835,208,722    631,940,814
                                                   ------------   ------------
  End of Period                                    $966,207,176   $835,208,722
                                                   ============   ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                5,322,800     10,580,657
  Issued in Reinvestment of Distributions             5,124,323      3,633,086
  Redeemed                                           (4,480,103)    (8,576,774)
                                                      ---------     ----------
  Net Increase in Shares of the Fund                  5,967,020      5,636,969
                                                      =========     ==========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Opportunity Fund II, Inc. (formerly Strong Special Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1998, approximately 97% of the Fund's shares were owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1998.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amount owed to the Fund under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 1998, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended were $110,050, $71 and $4,803, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended June 30, 1998 were $378,746,266 and $401,455,007, respectively.

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $776,474,015. Net unrealized appreciation of securities was $188,324,117, consisting of gross unrealized appreciation and depreciation of $228,503,983 and $40,179,866, respectively.

-------------------------------------------------------------------------------

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, or another Strong Fund. A summary of transactions in the securities of these issuers during the period ended June 30, 1998 is as follows:

                                                                                                                DIVIDEND
                                     BALANCE OF        GROSS       GROSS SALES    BALANCE OF      VALUE          INCOME
                                     SHARES HELD     PURCHASES         AND        SHARES HELD    JUNE 30,   JAN. 1 - JUNE 30,
                                    JAN. 1, 1998   AND ADDITIONS   REDUCTIONS    JUNE 30, 1998     1998           1998
                                    ------------   -------------   -----------   -------------   --------   -----------------
   Strong Institutional Money Fund   20,000,000             --    (20,000,000)         --           --          $354,734
   Strong Step 1 Money Fund                  --      1,000,000     (1,000,000)         --           --             4,615


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                                              SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                             --------------------------------------  -----------------------------------------------
                  Net Asset               Net Realized     Total                  In Excess                           Net Asset
                    Value,       Net     and Unrealized     from      From Net     of Net    From Net                  Value,
                  Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total       End of
 Period Ended     of Period    Income      Investments   Operations    Income      Income      Gains   Distributions   Period
June 30, 1998 (c)   $21.70      $0.01         $2.92         $2.93      ($0.01)         --     ($2.88)     ($2.89)      $21.74
Dec. 31, 1997        19.24       0.07          4.35          4.42       (0.07)     ($0.01)     (1.88)      (1.96)       21.70
Dec. 31, 1996        17.04       0.13          2.87          3.00       (0.13)         --      (0.67)      (0.80)       19.24
Dec. 31, 1995        14.23       0.12          3.42          3.54       (0.12)      (0.03)     (0.58)      (0.73)       17.04
Dec. 31, 1994        14.12       0.11          0.41          0.52       (0.11)         --      (0.30)      (0.41)       14.23
Dec. 31, 1993        11.33       0.06          2.79          2.85       (0.06)         --         --       (0.06)       14.12

                                   RATIOS AND SUPPLEMENTAL DATA
                  -----------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment               Average
                            End of     Expenses     Income    Portfolio  Commission
                   Total  Period (In  to Average  to Average  Turnover      Rate
 Period Ended     Return   Millions)  Net Assets  Net Assets    Rate        Paid(b)
June 30, 1998 (c) +13.4%     $966        1.2%*       0.1%*      46.1%       $0.0590
Dec. 31, 1997     +25.5%      835        1.1%        0.4%      101.1%        0.0522
Dec. 31, 1996     +18.2%      632        1.2%        0.7%       89.8%        0.0505
Dec. 31, 1995     +25.8%      452        1.2%        0.8%       91.1%
Dec. 31, 1994      +3.6%      300        1.1%        0.9%       74.8%
Dec. 31, 1993     +25.2%      151        1.1%        0.5%      103.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.

                                                                                                                            11

NOTES
-------------------------------------------------------------------------------


12